FSI P1 P2 P4 08/2S

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SUPPLEMENT DATED AUGUST 1, 2022

TO THE PROSPECTUS

DATED MAY 1, 2022 OF

FRANKLIN STRATEGIC INCOME VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I. The portfolio management team under the “Fund Summaries – Portfolio Manager” section on page FSI-S7 of the prospectus is replaced with the following:

Portfolio Managers

Sonal Desai, Ph.D.

Executive Vice President and Director of Advisers and portfolio manager of the Fund since 2018.

Patrick Klein, Ph.D.

Senior Vice President of Advisers and portfolio manager of the Fund since August 2022

Patricia O’Connor, CFA

Vice President of Advisers and portfolio manager of the Fund since 2016.

Thomas Runkel, CFA

Vice President of Advisers and portfolio manager of the Fund since August 2022.

Benjamin Cryer, CFA

Portfolio Manager of Advisers and portfolio manager of the Fund since August 2022.

David Yuen, CFA, FRM

Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

David Yuen will be retiring effective September 30, 2022. Effective October 1, 2022, Mr. Yuen will no longer be portfolio manager of the Fund.

II. The portfolio management team under the “Fund Details – Management” section on page FSI-D12 the prospectus is replaced with the following:

Sonal Desai, Ph.D. Executive Vice President and Director of Advisers

Dr. Desai has been a portfolio manager of the Fund since 2018. She joined Franklin Templeton in 2009.

Patrick Klein, Ph.D. Senior Vice President of Advisers

Dr. Klein has been a portfolio manager of the Fund since August 2022. He joined Franklin Templeton in 2005.

Patricia O'Connor, CFA   Vice President of Advisers
Ms. O’Connor has been a portfolio manager of the Fund since 2016. She joined Franklin Templeton in 1997.

Thomas Runkel, CFA Vice President of Advisers

Mr. Runkel has been a portfolio manager of the Fund since August 2022. He first joined Franklin Templeton in 1983 and rejoined in 2006.

Benjamin Cryer, CFA Portfolio Manager of Advisers

Mr. Cryer has been a portfolio manager of the Fund since August 2022. He joined Franklin Templeton in 2006.

David Yuen, CFA, FRM Portfolio Manager of Advisers

Mr. Yuen has been a portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2000.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

David Yuen will be retiring effective September 30, 2022. Effective October 1, 2022, Mr. Yuen will no longer be portfolio manager of the Fund.

Please keep this supplement with your Prospectus for future reference.